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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): December 10, 1997

                            SFX BROADCASTING, INC.
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              (Exact name of registrant as specified in charter)



     Delaware                      0-22486                    13-3649750
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      (State or Other           (Commission File No.)       (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)



650 Madison Avenue, New York, New York                          10022
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191


150 East 58th Street, New York, New York   10150
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(Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.


      In August of 1997, SFX Broadcasting, Inc. (the "Company") agreed to merge (the "Merger") with a subsidiary of Hicks, Muse, Tate & Furst Incorporated. Prior to the Merger the Company intends to spin-off SFX Entertainment, Inc. ("Entertainment"), a wholly-owned subsidiary of the Company which is primarily engaged in the concert and live entertainment venue operation business, to the shareholders of the Company on a pro rata basis (the "Spin-Off"). In December 1997, Entertainment entered into agreements with respect to the acquisitions described below (the "Pending Acquisitions") for an aggregate consideration of approximately $352.8 million in cash, $73.8 million in assumed liabilities and the issuance of approximately 4.2 million shares of Entertainment's Class A Common Stock. The Company anticipates that the Pending Acquisitions will be consummated in the first quarter of 1998. However, the Spin-Off and the Pending Acquisitions are subject to a number of conditions, certain of which are beyond the Company's control, and there can be no assurance that the Spin-Off or the Pending Acquisitions will be consummated on the terms presently contemplated or at all.

Pending Entertainment Acquisitions

      PACE Entertainment Corporation Acquisition

      On December 12, 1997, Entertainment entered into an agreement to acquire the outstanding capital stock of PACE Entertainment Corporation ("PACE"), for a total purchase price of $155.0 million (including the issuance of stock of Entertainment valued by the parties at approximately $20 million and the assumption of $25.5 million in PACE debt). PACE is one of the largest diversified producers and promoters of live entertainment in the United States, having a large distribution network in each of its music concerts, theatrical shows and motor sports events business segments.

      In a related transaction, Entertainment is acquiring through PACE the remaining 66 2/3% interests of two partners of PACE in a venue partnership in which PACE currently has a 33 1/3% interest for approximately $89.4 million, including the assumption of $48.3 million of debt.

      The Contemporary Group Acquisition

      On December 12, 1997, Entertainment also entered into an agreement to acquire by merger and asset acquisition, the concert, live entertainment, event marketing, telemarketing and related businesses of a group of companies known as The Contemporary Group ("Contemporary") for approximately $91.5 million (including the issuance of stock of Entertainment valued by the parties at approximately $18.7 million). Contemporary is a fully-integrated live entertainment and special event producer, venue operator and consumer marketer. In addition to the venues that it owns or controls and operates, Contemporary is also a leading producer and tour developer of Christian performers and is a major promoter and producer of comedy tours.

      The BG Presents Acquisition

         On December 11, 1997, Entertainment also entered into an agreement to acquire BG Presents, Inc. ("BGP") for a total purchase price of $68.3 million, including issuance of stock of Entertainment valued by the parties at $7.5 million or, at Entertainment's option, an equivalent amount in cash. BGP is one of the oldest producers and promoters of live entertainment in the United States and is the principal promoter of live entertainment in the San Francisco Bay area.

      The Network Magazine Group/SJS Entertainment Acquisitions

      On December 10, 1997, Entertainment also entered into an agreement to acquire the Network Magazine Group ("NMG") and SJS Entertainment ("SJS" and, together with NMG, "Network") for a total purchase price of $62 million (including the issuance of stock of the Entertainment valued by the parties at approximately $10


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million). NMG is one of the leading publishers of radio trade magazines and providers of air time research. SJS is a leading provider of air-time research to the radio broadcasting industry and independent producer and distributor of music-related radio programs.

      The Concert/Southern Promotions Acquisition

         On December 15, 1997, Entertainment also entered into an agreement to acquire Concert/Southern Promotions ("Concert/Southern") for a total cash purchase price of $16.6 million, including the payment of $1.6 million present value of a deferred liability. Concert/Southern is a leading promoter of live entertainment in the Atlanta metropolitan area.

     The value ascribed to the stock of Entertainment to be issued in the Pending Acquisitions was negotiated with the respective sellers and is based upon certain financial projections developed jointly by the Company and the sellers. There is presently no trading market for the stock of Entertainment and there can be no assurance that the assumptions upon which the valuation is based will, in fact, be correct or that the valuation will approximate the actual trading prices of the stock.

      The foregoing description of the terms of the acquisitions does not purport to be complete. Certain additional information relating to the Pending Acquisitions, including the financial information of Entertainment, is contained in the Registration Statement on Form S-1 of Entertainment relating to the shares to be issued in the Spin-Off which was filed with the Securities and Exchange Commission on December 24, 1997 (the "Registration Statement") and which is attached hereto as Exhibit 10.6. The above descriptions of the Pending Acquisitions are qualified in their entirety by reference to the acquisition agreements relating to the Pending Acquisitions which are filed herewith. THE REGISTRATION STATEMENT IS AN INITIAL FILING AND IS SUBJECT TO COMPLETION OR AMENDMENT AND IT IS EXPECTED THAT THE INFORMATION CONTAINED THEREIN WILL CHANGE SUBSTANTIALLY PRIOR TO ITS COMPLETION.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

10.1 Agreement and Plan of Merger and Asset Purchase Agreement, dated as of December 12, 1997, by and among SFX Entertainment, Inc., Contemporary Investments Corporation, Contemporary Investments of Kansas, Inc., Continental Entertainment Associates, Inc., Capital Tickets, LP, Dialtix, Inc Contemporary International Productions Corporation, Steven F. Schankman Living Trust, dated 10/22/82, Irving P. Zuckerman Living Trust, dated 11/24/81, Steven F. Schankman and Irving P. Zuckerman (incorporated by reference to Exhibit 10.17 of SFX Entertainment, Inc.'s Registration Statement on Form S-1 filed with the Commission on December 24, 1997).

10.2 Stock Purchase Agreement, dated as of December 11, 1997, among each of the Selling Shareholders signatory thereto and BGP Acquisition, LLC (incorporated by reference to Exhibit 10.19 of SFX Entertainment, Inc.'s Registration Statement on Form S-1 filed with the Commission on December 24, 1997).

10.3 Stock and Asset Purchase Agreement, dated December 2, 1997, between and among SFX Network Group, L.L.C. and SFX Entertainment, Inc., and Elias N. Bird, individually and as Trustee under the Bird Family Trust u/d/o 11/18/92, Gary F. Bird, individually and as Trustee under the Gary F. B Corporation Trust u/d/o 2/4/94, Stephen R. Smith, individually and as Trustee under the Smith Family Trust u/d/o 7/17/89, June E. Brody, Steven
     A. Saslow, and The Network 40, Inc. (incorporated by reference to Exhibit
     10.21 of SFX Entertainment, Inc.'s Registration Statement on Form S-1 filed with the Commission on December 24, 1997).

10.4 Purchase and Sale Agreement, dated December 15, 1997, by and among Alex Cooley, S. Stephen Selig, III, Peter Conlon, Southern Promotions, Inc., High Cotton, Inc., Cooley and Conlon Management, Inc., Buckhead Promotions, Inc., Northern Exposure, Inc., Pure Cotton, Inc., Interfest, Inc. Concert/Southern Chastain Promotions Joint Venture, Roxy Ventures Joint Venture and SFX Concerts, Inc. (incorporated by reference to
     Exhibit 10.22 of SFX Entertainment, Inc.'s Registration Statement on Form S-1 filed with the Commission on December 24, 1997).

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10.5    Stock Purchase Agreement, dated as of December 12, 1997 by and between
        Pace Entertainment Corporation and SFX Entertainment, Inc. (incorporated by reference to Exhibit 10.23 of SFX Entertainment, Inc.'s Registration Statement on Form S-1 filed with the Commission on December 24, 1997).


10.6* Registration Statement on Form S-1 filed with the Commission on December 24, 1997.

23.1*   Consent of Ernst & Young LLP.

23.2*   Consent of Arthur Andersen LLP.

23.3*   Consent of Price Waterhouse LLP.

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* filed herewith.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       SFX BROADCASTING, INC.



                                       By: /s/ Thomas Benson
                                          -------------------------
                                           Name:  Thomas Benson
                                           Title: Chief Financial Officer


Date: December 24, 1997